VAN KAMPEN UNIT TRUSTS, SERIES 620

                    Argus Turnaround Strategy Portfolio 2006A


                       VAN KAMPEN UNIT TRUSTS, SERIES 621

                    Argus Turnaround Strategy Portfolio 2006B


                          SUPPLEMENT TO THE PROSPECTUS

         On the Initial Date of Deposit, the Portfolio Consultant selected stocks of the same companies for each Portfolio. Notwithstanding anything to the contrary in the prospectus, the stock of Idearc Inc. is now included in each Portfolio listed above as a result of a spin-off from an existing Portfolio security, Verizon Communications. Please contact your financial professional for current portfolio information.

Supplement Dated:  January 10, 2007